SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e) (2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                               Third Avenue Trust
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                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(1)  Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                          NEW YORK, NEW YORK 10017-2023

Dear Fellow Shareholder,

     I would like to notify you of a special meeting of shareholders of Third Avenue Funds, which is described in the enclosed materials. A number of important proposals will be voted on, and I urge you to vote your enclosed proxy.

     One proposal relates to changing the investment restrictions of the Third Avenue Value Fund so they are identical to those of the Third Avenue Small-Cap Value Fund and the Third Avenue Real Estate Value Fund. A second proposal requests the election of the Board of Trustees, since some of the Trustees have been elected by the Board to fill existing vacancies and have not been previously elected by shareholders. We are also seeking to ratify the selection of auditors for the Funds. The last proposal seeks approval of a new Investment Advisory Agreement with the Funds' adviser, which contains terms that are substantially the same as the existing contract, with a few additions. The approval is being sought in connection with a technical change of control of the adviser that would be caused by a proposed transfer of voting control of the adviser back to my adult children who own a majority of the shares. No change in the management or operations of the adviser or the Funds would occur as a result of this transfer. I will continue to act as portfolio manager or co-portfolio manager of the Funds and in fact will be entering into a five-year employment contract with the Funds' adviser. Since this transfer requires shareholder approval, we are taking this opportunity to simultaneously update the Investment Advisory Agreement, by adding the new provisions as more fully described in the Proxy Statement.

     The proxy documents explain each proposal in detail, and I encourage you to review them. As always, we are available to answer your questions at 1-800---------------. By mailing in your vote today, you can help Third Avenue Funds avoid the cost of follow-up mailings and phone calls.

     We appreciate your prompt attention to this matter. Thank you for being a shareholder of Third Avenue Funds.

                               Sincerely,

                               Martin J. Whitman
                               Chairman of the Board and Chief Executive Officer

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                          NEW YORK, NEW YORK 10017-2023


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders:

     A Special Meeting (the "Meeting") of shareholders of funds (each a "Fund" and, collectively, the "Funds") comprising Third Avenue Trust (the "Trust"), a Delaware business trust, will be held at [Four Times Square, 37th Floor, New York, New York 10036] on May 24, 2000 at [11:00 a.m.] New York time for the following purposes:

1. To approve changing the fundamental investment restrictions of the Third Avenue Value Fund in order to make them consistent with the fundamental investment restrictions of the other Funds of the Trust.

2. To elect ten (10) Trustees to serve until the next meeting of shareholders, if any, and until the election and qualification of their successors.

3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Funds for the fiscal year ending October 31, 2000.

4. To approve a new Investment Advisory Agreement between Third Avenue Value Fund and its current adviser, EQSF Advisers, Inc,. in connection with a proposed change of control of EQSF Advisers, Inc.

5. To approve a new Investment Advisory Agreement between Third Avenue Small-Cap Value Fund and its current adviser, EQSF Advisers, Inc. in connection with a proposed change of control of EQSF Advisers, Inc.

6. To approve a new Investment Advisory Agreement between Third Avenue Real Estate Value Fund and its current adviser, EQSF Advisers, Inc. in connection with a proposed change of control of EQSF Advisers, Inc.

7. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

     Shareholders of record at the close of business on April 10, 2000 are entitled to notice of, and to vote at the meeting and/or any adjournments thereof.

                                 By Order of the Board of Trustees,

                                          Ian M. Kirschner
                                                 SECRETARY
APRIL 15, 2000


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                             YOUR VOTE IS IMPORTANT


SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE ADDITIONAL FUND EXPENSE OF FURTHER SOLICITATION.

QUESTIONS AND ANSWERS

Q:   WHY IS THIS MATERIAL BEING SENT TO SHAREHOLDERS  AND WHAT ARE THEY SUPPOSED
TO DO WITH IT?

A: THIS MATERIAL IS BEING SENT TO SHAREHOLDERS OF THE FUNDS TO ASK THEM TO VOTE ON SOME IMPORTANT PROPOSALS. THESE PROPOSALS INCLUDE THE APPROVAL OF A CHANGE IN THE INVESTMENT RESTRICTIONS OF THE THIRD AVENUE VALUE FUND, THE ELECTION OF THE BOARD OF TRUSTEES, THE RATIFICATION OF THE AUDITORS OF THE FINANCIAL STATEMENTS OF THE FUNDS COMPRISING THE TRUST AND THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH THE ADVISER OF EACH FUND COMPRISING THE TRUST. THE TRUSTEES RECOMMEND THAT YOU FOR FOR ALL THE PROPOSALS.

Q:   WHY IS IT NECESSARY TO VOTE ON A NEW INVESTMENT ADVISORY AGREEMENT WITH THE
FUNDS' INVESTMENT ADVISER IF THERE ARE NO MATERIAL CHANGES BETWEEN THAT CONTRACT AND THE EXISTING ONE?

A: THE PRIMARY REASON IS THAT MARTIN J. WHITMAN, THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE FUNDS AND THE ADVISER, WISHES TO GIVE BACK TO HIS CHILDREN THE VOTING RIGHTS TO THE SHARES THEY OWN. IF MR. WHITMAN GIVES BACK HIS VOTING RIGHTS, THE PRESENT INVESTMENT ADVISORY AGREEMENTS WILL TERMINATE AUTOMATICALLY UNDER THE LAW. CONSEQUENTLY, IT IS NECESSARY FOR SHAREHOLDERS TO APPROVE A NEW AGREEMENT SO THAT THE ADVISER CAN CONTINUE, WITHOUT INTERRUPTION, TO PROVIDE ITS SERVICES TO THE FUNDS COMPRISING THE TRUST. MR. WHITMAN PLANS TO REMAIN WITH THE FUNDS AND THE ADVISER IN HIS CURRENT CAPACITIES FOR THE INDEFINITE FUTURE AND WILL BE ENTERING INTO A FIVE-YEAR EMPLOYMENT AGREEMENT WITH THE ADVISER. SINCE THE ADVISER IS REQUIRED TO PRESENT THE AGREEMENT TO SHAREHOLDERS FOR THEIR APPROVAL, IT MAKES SENSE TO SIMULTANEOUSLY UPDATE THE INVESTMENT ADVISORY AGREEMENTS TO INCLUDE LANGUAGE IT USES IN OTHER INVESTMENT ADVISORY AGREEMENTS THAT IT IS A PARTY TO.

Q:   DO  SHAREHOLDERS  OF ALL  OF  THE  FUNDS  HAVE  TO  VOTE  ON  CHANGING  THE
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE THIRD AVENUE VALUE FUND, OR JUST THE SHAREHOLDERS OF THAT FUND?

A:   JUST THE  SHAREHOLDERS  OF THE THIRD AVENUE VALUE FUND. THE REASON FOR THIS
PROPOSAL IS TO MAKE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF ALL OF THE FUNDS COMPRISING THE TRUST IDENTICAL TO ONE ANOTHER.

Q:   WHY ARE  SHAREHOLDERS  ELECTING  TRUSTEES  TO THE BOARD  WHEN THE  TRUSTEES
ALREADY SERVE IN THAT CAPACITY?

A: SOME OF THE TRUSTEES WERE ELECTED BY THE BOARD, RATHER THAN THE SHAREHOLDERS, TO FILL VACANCIES THAT HAVE OCCURRED OVER THE YEARS. MANAGEMENT DESIRES THAT SHAREHOLDERS ELECT ALL PRESENT MEMBERS OF THE BOARD OF TRUSTEES. THIS WILL MINIMIZE THE LIKELIHOOD THAT THE BOARD WOULD HAVE TO SPEND ADDITIONAL SHAREHOLDER FUNDS TO HOLD A SPECIAL MEETING TO ELECT TRUSTEES, WHICH WOULD BE REQUIRED AT ANY TIME LESS THAN 2/3 OF THE TRUSTEES HAVE BEEN ELECTED BY THE SHAREHOLDERS.

Q:   WHY IS THE SELECTION OF THE INDEPENDENT ACCOUNTANTS BEING RATIFIED?

A:   THE  TRUST  IS  REQUIRED  TO  PRESENT   RATIFICATION   OF  THE  INDEPENDENT
ACCOUNTANTS AT LEAST ONCE EACH YEAR IN WHICH IT HOLDS ANY SHAREHOLDER MEETING.

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IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSALS IS SET FORTH IN THE
ACCOMPANYING PROXY STATEMENT. PLEASE READ IT CAREFULLY.
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

                                PRELIMINARY PROXY

                               THIRD AVENUE FUNDS
                                767 Third Avenue
                          New York, New York 10017-2023

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 24, 2000


This Proxy Statement is furnished to the shareholders of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (each a "Fund" and collectively the "Funds"), each a series of the Third Avenue Trust (the "Trust"), in connection with the solicitation by the management of the Trust of proxies to be used at the Special Meeting of Shareholders of the Funds (the "Meeting"), to be held at [Four Times Square, 37th Floor, New York, New York 10036], on May 24, 2000 at [11:00 a.m.] New York time, and/or at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

     The cost of the solicitation of proxies will be borne directly by the Trust and therefore, indirectly by its shareholders. The Trust has retained Shareholder Communications Corporation as its solicitation agent. The cost of solicitation is estimated to be approximately $_____________. Proxies may also be solicited personally or by mail, telephone or electronic means by Trustees, officers and regular employees of the Trust, its Investment Adviser, EQSF Advisers, Inc. (the "Adviser") and PFPC Inc., the Fund's transfer agent.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest of each Fund represented thereby will be voted in accordance with the instructions marked on the proxy.

     The following table sets forth each of the proposals to be voted on at the Meeting, and the shareholders of the Fund that are to vote on that proposal:

PROPOSAL                                              FUND(S) VOTING ON PROPOSAL

1.   To approve changing the fundamental investment      Third Avenue Value Fund
restrictions of the Third Avenue Value Fund in order to make them consistent with the fundamental investment restrictions of the other Funds of the Trust.

2.   To elect ten (10) Trustees to serve until the       All Funds
next meeting of shareholders, if any, and until the election and qualification of their successors.

3.   To ratify the selection of PricewaterhouseCoopers   All Funds
LLP as independent accountants for the Funds for the fiscal year ending October 31, 2000.

4.   To approve a new Investment Advisory Agreement      Third Avenue Value Fund
between Third Avenue Value Fund and the Adviser, in connection with a proposed change of control of the Adviser.

5.   To approve a new Investment Advisory Agreement      Third Avenue Small-Cap
between Third Avenue Small-Cap Value Fund and            Value Fund
the Adviser, in connection with a proposed change of control of the Adviser.

6.   To approve a new Investment Advisory Agreement      Third Avenue Real
between Third Avenue Real Estate Value Fund and          Estate Value Fund
the Adviser, in connection with a proposed change of control of the Adviser.

     To the extent instructions are not marked, executed proxies will be voted FOR proposals 1, 2, 3, 4, 5 and 6 and in the discretion of the proxies on any other matter. Any proxy may be revoked at any time prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

     At the close of business on April 10, 2000, the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, there were outstanding ______________ shares of Third Avenue Value Fund, ____________ shares of Third Avenue Small-Cap Value Fund and _____________ shares of Third Avenue Real Estate Value Fund entitled to vote. Each share represents a transferable unit of beneficial interest in the applicable Fund and entitles the holder thereof to one vote on all matters which come before the Meeting with respect to that Fund. With respect to the election of Trustees and ratification of the accountants, shares of all Funds will be voted together and entitle the holder to one vote on those matters.

     In the event that a quorum is not present or a quorum is present but sufficient votes in favor of any of the proposals described in this proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment, all executed proxies that make no provision to the contrary (such as by instructing the proxies to vote against the proposal).

     Some proposals require more votes than others to be approved. An affirmative vote of a majority of each Fund's outstanding shares (defined as either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) is necessary to approve its new Investment Advisory Agreement and, in the case of Third Avenue Value Fund, the change in its fundamental investment restrictions. Election of Trustees requires a plurality of the votes cast at the Meeting. Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes of the applicable Fund cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding.

     This Proxy Statement and the accompanying Form of Proxy will initially be mailed to shareholders on or about April 15, 2000.

     Shareholders may request copies of the Annual Report of the Funds for the fiscal year ended October 31, 1999, without charge, by writing to Third Avenue Funds, 767 Third Avenue, New York, NY 10017, Attention: Marketing Department, or by calling toll-free (800) 443-1021.


                                 PROPOSAL NO. 1

                    AMENDMENT TO CERTAIN FUNDAMENTAL POLICIES
             AND INVESTMENT RESTRICTIONS OF THIRD AVENUE VALUE FUND

     Each Fund in the Trust has adopted fundamental investment policies that govern generally the investment operations of the Fund and which may not be changed without shareholder approval. Some of the Third Avenue Value Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect or prevalent in the mutual fund industry. The Trust's Board, including a majority of Independent Trustees, has approved and directed that the following changes to the fundamental policies of the Third Avenue Value Fund be submitted to shareholders for approval, in order to make them consistent with the investment restrictions applying to the other Funds in the Trust.

     Presently, in addition to the investment restrictions applicable to all of the Funds, the Third Avenue Value Fund may not:

     1.   Make short sales of securities or maintain a short position.

     2. Buy or sell commodities or commodity contracts, futures contracts or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     3. Invest in securities of other investment companies if the Fund, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

     4. Participate on a joint or joint and several basis in any trading account in securities.

     5. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions, and (ii) repurchase agreements. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

     It is proposed that these investment restrictions be eliminated. If shareholders of the Third Avenue Value Fund approve the change in investment restrictions, the investment restrictions of that Fund will read as follows: The Fund may not:

     1. Borrow money or pledge, mortgage or hypothecate any of its assets except that the Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund's total assets when the borrowing is made.

     2.   Act as  underwriter of securities  issued by other persons,  except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

     3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

     4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended) (the "1940 Act"). Borrowings permitted by item 1 above are not senior securities.

     5. Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

     6. Invest 25% or more of the value of its total assets in any one industry.

WHY MAKE THE CHANGES?

     In general, the Board believes that eliminating the disparities between the Third Avenue Value Fund and the other Funds of the Trust will enhance management's ability to manage Third Avenue Value Funds' assets efficiently and effectively and permit Trustees to review and monitor investment policies more easily. Although the proposed changes in fundamental restrictions will allow the Third Avenue Value Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in Third Avenue Value Fund.

     Aside from making the investment restrictions of each of the Funds in the Trust similar, there are other reasons for changing the present restrictions. For instance, the Third Avenue Value Fund would like to have the ability to engage in short sales to the extent permitted by the 1940 Act, even though it does not intend to engage in short sales at the present time. In a short sale transaction, the Fund would sell a security it may or may not own in anticipation of a decline in the market value of the security.

     Similarly, the change would permit the Fund to invest to the extent permitted by the 1940 Act in commodities or commodity contracts and futures contracts should it desire to do so. Given the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities", it is important for the Fund's policies to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by the Fund and is within its investment parameters.

     The change in the restriction dealing with investment in other mutual funds is simply a modification to bring the Fund's policy in line with present regulatory rules.

     The purpose of eliminating the restriction dealing with joint or joint and several trading transactions is to differentiate simultaneous investments by any Fund(s) or with another party with the way the term "joint and several transactions" is sometimes interpreted. Investment decisions for a Fund are made independently from those of other accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other account(s). This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

     Finally, Third Avenue Value Fund would like to have the ability, like the other Funds in the Trust, to make loans and to lend its portfolio securities to qualified institutions. While the Fund is permitted to purchase notes and debentures and other securities that are the equivalent of loans, it is prohibited from making direct loans to a proposed borrower. The Fund is occasionally presented with opportunities to make such loans and the Board believes that the Fund should have the flexibility to do so when appropriate. By lending its portfolio securities, a fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loan that may occur during the term of the loan will be for the account of the fund. A fund may lend its portfolio securities so long as the terms and structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledge and maintain with the fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loan rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

     The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Trustees.

     A fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, the Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

     The Trust, on behalf of Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, has entered into a master lending arrangement with Bear, Stearns Securities Corp. in compliance with the foregoing requirements. If Shareholders of the Fund approve the proposed change in investment restrictions, it is contemplated that the Trust will enter into a similar agreement with Bear, Stearns Securities Corp. on behalf of Third Avenue Value Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE THIRD AVENUE VALUE FUND VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE FUND'S FUNDAMENTAL POLICIES.


                                 PROPOSAL NO. 2

                              ELECTION OF TRUSTEES

     Pursuant to the By-Laws of the Trust, the Board of Trustees has fixed the number of trustees comprising the entire Board at not more than fifteen (15) and has designated the ten (10) incumbent Trustees listed below as nominees for election as Trustees of the Trust to hold office until the next Meeting of Shareholders and until their successors are elected and qualified.

     A shareholder using the enclosed proxy card can vote for all or any of the nominees of the Board of Trustees or withhold his or her vote from all or any of such nominees. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted FOR the election as Trustees of the Trust of each of the persons named below. If for any reason any of the nominees named below should be unable to stand for election or serve if elected, it is intended that such proxy will be voted for the election of such other person(s) as management may recommend. Each of the nominees is a member of the current Board of Trustees and has consented to his or her nomination and has agreed to serve if elected. Management has no reason to believe that any nominee will be unable to serve as a Trustee.

     The following table sets forth the names of management's nominees for election as Trustees, their principal occupation or employment during the past five years including the periods during which each of them has served as a Trustee, their age and the approximate number of shares of the Trust beneficially owned, directly or indirectly, by each of them as of March 31, 2000.

                                                                                 SHARES
                            POSITION(S)                                          OWNED
                            HELD WITH   PRINCIPAL OCCUPATION                     BENEFI-
NAME & ADDRESS         AGE  REGISTRANT  DURING PAST 5 YEARS                      CIALLY
--------------         ---  ----------  -------------------------------          ------
PHYLLIS W. BECK*        73  Trustee     An   Associate   Judge   of  the            19,893
GSB Bldg. Suite 800                     Superior Court of  Pennsylvania;
City Line &                             Trustee of Third Avenue Variable
Belmont Ave.                            Series   Trust   (1999-Present);
Bala Cynwald, PA                        Trustee or Director of the Trust
19004-1611                              or its  predecessor  since  Nov.
                                        1992.

LUCINDA FRANKS          53  Trustee     Journalist       (1969-Present);                 0
64 EAST 86TH Street                     Author;   Winner   of  the  1971
NEW YORK, NY 10028                      Pulitzer  Prize for  Journalism;
                                        Trustee of Third Avenue Variable
                                        Series   Trust   (1999-Present);
                                        Trustee of the Trust  since Feb.
                                        1998.

GERALD  HELLERMAN       62  Trustee     Managing  Director of  Hellerman             4,607
10965 Eight Bells Lane                  Associates,   a  financial   and
Columbia, MD 21044                      corporate    consulting    firm.
                                        Trustee of Third Avenue Variable
                                        Series   Trust   (1999-Present);
                                        Trustee or Director of the Trust
                                        or its  predecessor  since Sept.
                                        1993.

MARVIN MOSER, M.D.      76  Trustee     Trustee of Trudeau Institute,  a            16,732
13 Murray Hill Road                     medical   research    institute;
Scarsdale, NY 10583                     Clinical  Professor  of Medicine
                                        at  Yale  University  School  of
                                        Medicine   and  Senior   Medical
                                        Advisor,   National  High  Blood
                                        Pressure    Education   Program,
                                        National  Heart  Lung and  Blood
                                        Institute.   Director   of  AMBI
                                        Corp;  Trustee  of Third  Avenue
                                        Variable       Series      Trust
                                        (1999-Present);    Trustee    or
                                        Director  of  the  Trust  or its
                                        predecessor since Nov. 1994.

DONALD RAPPAPORT        73  Trustee     Private  investor and consultant             5,086
1619 31ST Street, N.W.,                 (1987-May     1997    and    May
Washington, D.C. 20007                  1999-Present);  Chief  Financial
                                        and  Chief  Information  Officer
                                        for  the  U.S.   Department   of
                                        Education   (May  1997   to  May
                                        1999);  Trustee of  Third Avenue
                                        Variable       Series      Trust
                                        (1999-Present);    Trustee    or
                                        Director of  the  Trust or   its
                                        predecessor    from    November,
                                        1991-May  1997  and  since  June
                                        1999.

                                                                                 SHARES
                            POSITION(S)                                          OWNED
                            HELD WITH   PRINCIPAL OCCUPATION                     BENEFI-
NAME & ADDRESS         AGE  REGISTRANT  DURING PAST 5 YEARS                      CIALLY
--------------         ---  ----------  -------------------------------          ------
MYRON M. SHEINFELD      70  Trustee     Counsel  (12/96-Present)  to and            40,357
1001 Fannin St.,                        Attorney     and     Shareholder
Suite 3700                              (1968-12/96) of Sheinfeld, Maley
Houston, TX 77002                       & Kay P.C., a law firm; Director
                                        (1988-Present)     of     Nabors
                                        Industries,       Inc.,       an
                                        international    oil    drilling
                                        contractor;             Director
                                        (11/98-Present)   Anchor   Glass
                                        Container Corporation;  Director
                                        (7/99-Present)      of     Repap
                                        Enterprises,   Inc.;  Author  of
                                        texts    on    Bankruptcy    and
                                        Bankruptcy   Taxation;    Former
                                        adjunct    professor    of   law
                                        University  of Texas  School  of
                                        Law   (1974-1991);   Trustee  of
                                        Third  Avenue   Variable  Series
                                        Trust (1999-Present); Trustee or
                                        Director  of  the  Trust  or its
                                        predecessor since its inception.

MARTIN SHUBIK           73  Trustee     Seymour   H.   Knox    Professor            12,990
Yale University                         (1975-Present)  of  Mathematical
Dept. of Economics                      and   Institutional   Economics,
Box 2125, Yale Station                  Yale   University;   Trustee  of
New Haven, CT 06520                     Third  Avenue   Variable  Series
                                        Trust (1999-Present); Trustee or
                                        Director  of  the  Trust  or its
                                        predecessor since its inception.

CHARLES C. WALDEN       55  Trustee     Executive    Vice     President-             6,953
11 Williamsburg Circle                  Investments       (1973-Present)
Madison, CT 06443                       (Chief  Investment  Officer)  of
                                        Knights of Columbus, a fraternal
                                        benefit   society  selling  life
                                        insurance     and     annuities;
                                        Chartered   Financial   Analyst;
                                        Trustee of Third Avenue Variable
                                        Series   Trust   (1999-Present);
                                        Trustee or Director of the Trust
                                        or  its  predecessor  since  May
                                        1996.

BARBARA WHITMAN*        41  Trustee     Registered   Securities   Repre-            40,271
767 Third Avenue                        sentative   (11/96-Present)   of
New York, NY 10017-2023                 M.J.  Whitman,  Inc.,  a broker-
                                        dealer  and  the  Funds'  under-
                                        writer;  Director (4/95-Present)
                                        of  EQSF  Advisers,   Inc.,  the
                                        Funds'    investment    adviser;
                                        Director  (4/99-Present) of M.J.
                                        Whitman Holding Corp. (MJWHC), a
                                        holding     company     managing
                                        investment  subsidiaries  and an
                                        investment  adviser  to  private
                                        and    institutional    clients;
                                        Director  (12/99-Present) of The
                                        Beck     Institute;     Director
                                        (8/97-6/98)  of Riverside  Stage
                                        Company; Trustee of Third Avenue
                                        Variable   Series  Trust  (1999-
                                        Present;  Trustee  of the  Trust
                                        since September 1997.

MARTIN J. WHITMAN*      75  Trustee     Chairman and CEO (3/90-Present),         1,015,132
767 Third Avenue                        President  (1/91-5/98),  of  the
New York, NY 10017-2023                 Trust;    Chairman    and    CEO
                                        (3/90-Present),        President
                                        (1/91-2/98),  of EQSF  Advisers,
                                        Inc.;       Chairman,        CEO
                                        (1/1/95-Present),

                                                                                 SHARES
                            POSITION(S)                                          OWNED
                            HELD WITH   PRINCIPAL OCCUPATION                     BENEFI-
NAME & ADDRESS         AGE  REGISTRANT  DURING PAST 5 YEARS                      CIALLY
--------------         ---  ----------  -------------------------------          ------
                                        President  (1/1/95-6/29/95)  and
                                        Chief     Investment     Officer
                                        (10/92-Present)  of M.J. Whitman
                                        Advisers.  Inc., a subsidiary of
                                        MJWHC;       Chairman,       CEO
                                        (1/1/95-Present)  and  President
                                        (1/1/95)  of  MJWHC  and of M.J.
                                        Whitman,  Inc., a subsidiary  of
                                        MJWHC    and    the    successor
                                        broker-dealer  of M.J.  Whitman,
                                        L.P..    (MJWLP),   a   Delaware
                                        limited  partnership  which  has
                                        been  dissolved;   Distinguished
                                        Management      Fellow     (1972
                                        -Present)   and  Member  of  the
                                        Advisory Board  (10/94-6/95)  of
                                        the Yale School of Management at
                                        Yale  University;  Director  and
                                        Chairman         (8/90-Present),
                                        President   (8/90-12/90),    CEO
                                        (8/96-Present)     and     Chief
                                        Investment Officer  (12/90-8/96)
                                        of       Danielson       Holding
                                        Corporation,  and a Director  of
                                        its    subsidiaries;    Director
                                        (3/91-Present)     of     Nabors
                                        Industries,       Inc.,       an
                                        international    oil    drilling
                                        contractor;             Director
                                        (8/97-Present)  of  Tejon  Ranch
                                        Co.;  Director   (3/93-2/96)  of
                                        Herman's  Sporting Goods,  Inc.,
                                        which filed a voluntary petition
                                        under  Chapter  11 of the United
                                        States  Bankruptcy Code on April
                                        26,  1996;   President  and  CEO
                                        (10/74-Present)   of  Martin  J.
                                        Whitman & Co.,  Inc.   (formerly
                                        M.J.  Whitman  &  Co., Inc.),  a
                                        private   investment    company;
                                        Chairman   of  the   Board   and
                                        Trustee of Third Avenue Variable
                                        Series   Trust   (1999-Present);
                                        Chairman and CEO of the Trust or
                                        its   predecessor    since   its
                                        inception;  Chartered  Financial
                                        Analyst.

* An asterisk denotes those trustees who are deemed "interested persons" of the Funds. Mrs. Beck is the sister of Mr. Whitman and the aunt of Ms. Whitman. Barbara Whitman is Mr. Whitman's daughter.

     The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays the non-affiliated Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service. The Trust paid Trustees, in the aggregate, $229,735 in such fees and expenses for the year ended October 31, 1999. Trustees do not receive any pension or retirement benefits from the Trust. The Board of Trustees held four meetings during the fiscal year ended October 31, 1999. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustee held during the last fiscal year.

     For the fiscal year ended October 31, 1999, the aggregate amount of compensation paid to each Trustee by the Trust is listed below.

COMPENSATION TABLE

                               AGGREGATE COMPENSATION        TOTAL COMPENSATION
                                 FROM REGISTRANT FOR         FROM REGISTRANT AND
                                 FISCAL YEAR ENDED           FUND COMPLEX PAID
NAME AND POSITION HELD            OCTOBER 31, 1999*             TO TRUSTEES*
----------------------         ----------------------        ------------------

Phyllis W. Beck, Trustee               $      0                   $      0
Lucinda Franks, Trustee                $ 31,499                   $ 31,499
Gerald Hellerman, Trustee              $ 31,833                   $ 33,333
Marvin Moser, M.D., Trustee            $ 31,833                   $ 33,333
Donald Rappaport, Trustee              $ 12,000                   $ 13,500
Myron M. Sheinfeld, Trustee            $ 30,333                   $ 31,833
Martin Shubik, Trustee                 $ 31,833                   $ 33,333
Charles C. Walden, Trustee             $ 31,833                   $ 33,333
Barbara Whitman, Trustee               $      0                   $      0
Martin J. Whitman, Chairman            $      0                   $      0
 and Chief Executive Officer


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $10,234 for all Trustees as a group. Amount includes fees with respect to the Third Avenue High Yield Fund, which was subsequently terminated in connection with the transfer of all of its assets to Pioneer High Yield Fund on February 25, 2000.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES TO THE BOARD OF TRUSTEES.

ADMINISTRATOR, TRANSFER AGENT, AND DISTRIBUTOR OF THE FUNDS

     The Funds have also entered into a Services Agreement with PFPC Inc., located at 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406. PFPC Inc. provides certain accounting, transfer agency and shareholder services to each Fund other than those relating to the investment portfolio of the Funds, the distribution of the Funds and the maintenance of each Fund's financial records. In addition to EQSF Advisers, Inc. acting as the Funds' Investment
Adviser, it also acts as the Funds' Administrator and provides all other administrative services to the Funds other than those relating to the investment portfolio of the Funds, the distribution of the Funds and the maintenance of the Funds' financial records and those performed by PFPC Inc. under the Services Agreement. The Adviser has entered into a Sub-Administration Agreement with PFPC Inc. pursuant to which PFPC Inc. performs certain of those services on behalf of the Adviser. During the fiscal year ended October 31, 1999 (the first year during which the administration agreement with the Adviser was in effect), the Funds paid fees to the Adviser for these services in the following amounts:
Third Avenue Value Fund $2,164, Third Avenue Small-Cap Value Fund $201, and Third Avenue Real Estate Value Fund $13. M. J. Whitman, Inc. ("MJW"), 767 Third Avenue, New York, NY 10017, an affiliate of the Adviser, acts as the principal underwriter and distributor of the Funds' shares. MJW also acts as a broker-dealer for the Funds. In the fiscal year ended October 31, 1999, Third Avenue Value Fund paid approximately $672,971 in brokerage commissions to MJW (constituting 63% of all commissions paid by the Fund), Third Avenue Small-Cap Value Fund paid approximately $61,498 in brokerage commissions to MJW (constituting 78% of all commissions paid by the Fund), and Third Avenue Real Estate Value Fund paid $1,470 in brokerage commissions to MJW (constituting 89% of all commissions paid by the Fund).

EXECUTIVE OFFICERS

     In addition to Mr. Whitman, the other officers of the Trust are listed below, along with their age, position(s) held with the Trust and affiliates, and their principal occupation during the past five years.


DAVID M. BARSE          37  President   President   (5/98   to   Present),   and
767 Third Avenue            and Chief   Executive Vice President  (4/95 to 5/98)
New York, NY 10017-2023     Operating   of the Trust; President, Chief Operating
                            Officer     Officer and  Director  (7/96 to Present)
                            (COO)       of   Danielson   Holding    Corporation;
                                        Director  (8/96 to  Present) of National
                                        American     Insurance     Company    of
                                        California; President (2/98 to Present),
                                        Executive Vice President (4/95 to 2/98),
                                        and  Director  (4/95 to Present) of EQSF
                                        Advisers,   Inc.;   President  (6/95  to
                                        Present),  Chief Executive Officer (7/99
                                        to Present),  Director,  Chief Operating
                                        Officer  (1/95  to  Present),  Secretary
                                        (1/95  to  1/96)  and   Executive   Vice
                                        President   (1/95  to  6/95)  of  MJWHC;
                                        President   (6/95  to  Present),   Chief
                                        Executive  Officer  (7/99  to  Present),
                                        Director  and  COO  (1/95  to  Present),
                                        Secretary (1/95 to 1/96), Executive Vice
                                        President   (1/95   to   6/95)  of  M.J.
                                        Whitman,   Inc.;   President  (6/95   to
                                        Present), Chief Executive Officer  (7/99
                                        to Present),  Director and  COO (1/95 to
                                        Present),   Executive    Vice  President
                                        (1/95 to 6/95)  and   Corporate  Counsel
                                        (10/92  to   12/95)  of   M.J.   Whitman
                                        Advisers,   Inc.;   President  (6/99  to
                                        Present)  of   Third   Avenue   Variable
                                        Series   Trust;    Director   (6/97   to
                                        Present) of CGA Group, Ltd.

MICHAEL CARNEY          46  Treasurer,  Treasurer  and CFO of the Trust (3/90 to
767 Third Avenue            Chief       Present);  Treasurer  and CFO  (6/99  to
New York, NY 10017-2023     Financial   Present) of Third Avenue Variable Series
                            Officer     Trust;  Director  (1/1/95  to  Present),
                            (CFO)       Executive    Vice    President,    Chief
                                        Financial  Officer  (6/29/95 to Present)
                                        of  MJWHC  and of  M.J.  Whitman,  Inc.;
                                        Treasurer, Director (1/1/95 to Present),
                                        Executive  Vice  President  (6/29/95  to
                                        Present)  and CFO (10/92 to  Present) of
                                        M.J. Whitman Advisers,  Inc.;  Treasurer
                                        (12/93 to 4/96) of Longstreet Investment
                                        Corp.;   CFO   (3/26/93   to   6/95)  of
                                        Danielson  Trust  Company;  CFO  of  WHR
                                        Management    Corporation    (8/91    to
                                        Present),    and    Danielson    Holding
                                        Corporation  (8/90 to Present);  CFO and
                                        Treasurer  (5/89  to  Present)  of  EQSF
                                        Advisers, Inc.; CFO (5/89 to Present) of
                                        Whitman  Heffernan  Rhein  & Co.,  Inc.,
                                        Martin J. Whitman & Co., Inc., (formerly
                                        M.J.   Whitman  &  Co.,  Inc.)  and  WHR
                                        Management   Company,   L.P.,   a   firm
                                        managing investment partnerships.

KERRI WELTZ             32  Assistant   Assistant  Treasurer  (5/96 to Present),
767 Third Avenue            Treasurer   Controller (1/96 to Present),  Assistant
New York, NY 10017-2023                 Controller  (1/93 to  12/95)  and  Staff
                                        Accountant   (1/92  to  12/92)  for  the
                                        Trust;  Controller  (1/96  to  Present),
                                        Assistant  Controller  (1/93  to 12/95),
                                        and Staff Accountant (1/92 to  12/92) of
                                        EQSF    Advisers,     Inc.;    Assistant
                                        Treasurer  (6/99  to  Present)  of Third
                                        Avenue     Variable     Series    Trust;
                                        Controller   (8/96   to   Present),   of
                                        Danielson   Holding  Corp.;   Controller
                                        (5/96   to    Present)   and   Assistant
                                        Controller  (1/95  to  5/96) of  Whitman
                                        Heffernan & Rhein Workout Fund  II, L.P.
                                        and Whitman  Heffernan &  Rhein  Workout
                                        Fund II-A,  L.P.;  Controller  (5/96  to
                                        Present)  of   WHR   Management   Corp.;
                                        Controller (5/96  to Present), Assistant
                                        Controller  (1/93  to  5/96)  and  Staff
                                        Accountant (5/91  to 12/92),  of Whitman
                                        Heffernan Rhein &  Co., Inc.; Controller
                                        (5/96 to Present) of  Martin J.  Whitman
                                        &   Co.,  Inc.;   Assistant   Controller
                                        (10/94    to    4/96)   of    Longstreet
                                        Investment Corp. and  Emerald Investment
                                        Partners, L.P.

IAN M. KIRSCHNER        44  General     General  Counsel and Secretary  (8/96 to
767 Third Avenue            Counsel     Present)    of     Danielson     Holding
New York, NY 10017-2023     and         Corporation;    General    Counsel   and
                            Secretary   Secretary  (1/96 to  Present)  of MJWHC,
                                        M.J.  Whitman,  Inc.,  and M. J. Whitman
                                        Advisers,   Inc.;  General  Counsel  and
                                        Secretary   (1/97  to  Present)  of  the
                                        Trust;  General  Counsel  and  Secretary
                                        (1/97  to  Present)  of  EQSF  Advisers,
                                        Inc.;   General  Counsel  and  Secretary
                                        (6/99  to  Present)   of  Third   Avenue
                                        Variable  Series Trust;  Vice-President,
                                        General  Counsel and Secretary  (2/93 to
                                        6/95) of 2 I Inc.; Of Counsel  (10/90 to
                                        10/92) to Morgan, Lewis & Bockius.


                                 PROPOSAL NO. 3

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees, including a majority of the Independent Trustees of the Fund, selected, at a meeting of the Board of Trustees held on November 17, 1999, PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, NY 10036 as independent accountants to examine the financial statements of the Funds. PricewaterhouseCoopers has served as the Funds' independent accountants since the Funds' inception. The Funds have been informed that neither PricewaterhouseCoopers nor any of its partners has any direct financial interest or any material indirect financial interest in the Funds, nor has had any connection with the Funds during the past three years in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Although the Trust does not have an audit committee which meets with the independent accountants for the Funds, all of the Trustees are provided with updated financial and portfolio information statements each quarter, as well as audited year-end financial statements. The Board of Trustees meets with PricewaterhouseCoopers at a regular meeting of the Board of Trustees on an annual basis. It is not expected that a representative of PricewaterhouseCoopers will be present at the Special Meeting of the Shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS, LLP AS THE FUNDS' INDEPENDENT ACCOUNTANTS.


                                 PROPOSAL NO. 4

     TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH THIRD AVENUE VALUE
             FUND IN CONNECTION WITH A CHANGE OF CONTROL OF ADVISER

                                 PROPOSAL NO. 5

        TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH THIRD AVENUE SMALL-CAP VALUE FUND IN CONNECTION WITH A CHANGE OF CONTROL OF ADVISER

                                 PROPOSAL NO. 6

  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH THIRD AVENUE REAL ESTATE
          VALUE FUND IN CONNECTION WITH A CHANGE OF CONTROL OF ADVISER

     EQSF Advisers, Inc., 767 Third Avenue, New York, NY 10017-2023 (the "Adviser"), serves as the investment adviser of each Fund pursuant to Investment Advisory Agreements dated February 28, 1997 for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, and September 16, 1998 for the Third Avenue Real Estate Value Fund (the "Present Advisory Agreements"). The Present Advisory Agreements were initially approved on the dates listed above by the sole shareholders of the Funds. They had previously been approved by the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"). After an initial two-year term, the Present Advisory Agreements continue from year to year if approved annually by the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or a majority of the outstanding voting securities of the Fund. The Board of Trustees, including a majority of the Independent Trustees, have each year approved the terms of the Present Advisory Agreements and their continuance (with the most recent approval for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund coming at the Board's meeting on February 9, 2000). These contracts may be terminated at any time without penalty, upon 60 days' written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

     Under each of the Present Advisory Agreements, the Adviser supervises and assists in the management of the Fund, provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. The Adviser furnishes, at its expense, all necessary office equipment and pays the compensation of officers of the Trust for their services as such.

     All other non-advisory expenses incurred in the operation of the Trust and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, salaries of non-officer fund employees and officers of the Trust providing administrative services, the cost of leased office space incurred in operation of the Trust, expenses of redemption of shares, charges of custodians and transfer agents, auditing and legal expenses and fees of outside Trustees, are borne by the Trust. Any expense which cannot be allocated to a specific Fund of the Trust will be allocated to each of the Funds based on their relative net asset values on the date the expense is incurred.

     Under the Present Advisory Agreements, each Fund pay the Adviser a monthly fee of 1/12 of .90% (an annual fee of .90%) on the average daily net assets in each portfolio during the prior month. During the fiscal year ended on October 31, 1999, Third Avenue Value Fund paid investment advisory fees to the Adviser of $12,805,667, Third Avenue Small-Cap Value Fund paid investment advisory fees to the Adviser of $1,247,500, and Third Avenue Real Estate Value Fund paid investment advisory fees to the Adviser of $47,874.

     Under current arrangements, whenever in any fiscal year the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes of Third Avenue Value Fund or Third Avenue Small-Cap Value Fund exceeds 1.9% of the first $100 million of average daily net assets of these Funds, and 1.5% of assets in excess of $100 million, the Adviser is obligated to reimburse the Fund(s) in an amount equal to that excess. Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of Third Avenue Real Estate Value Fund exceeds 1.5% of the average daily net assets of the Fund, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. If a Fund's operating expenses fall below the expense limitation, that Fund will begin repaying the Adviser for the amount contributed on behalf of the Fund. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the Adviser, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three year period expires. This arrangement may be terminated by either the Fund or the Adviser at any time without the consent of the other.

     For the fiscal year ended October 31, 1999, no fees were reimbursed to the Adviser by the Funds. The Adviser waived fees of $47,874, and reimbursed
$138,938 for Third Avenue Real Estate Value Fund, for the fiscal year ended October 31, 1999.

     The following are the executive officers and directors of the Adviser, all of whom are affiliated persons of the Trust and Adviser:

                               CAPACITY WITH FUNDS      CAPACITY WITH ADVISER
                               -------------------      ---------------------

Martin J. Whitman              Chairman and Chief       Chairman and Chief
                               Executive Officer        Executive Officer

David M. Barse                 President, Chief         President, Chief
                               Operating Officer        Operating Officer,
                                                        Director

Michael Carney                 Treasurer, Chief         Treasurer, Chief
                               Financial Officer        Financial Officer

Ian M. Kirschner               General Counsel          General Counsel
                               and Secretary            and Secretary

Kerri Weltz                    Assistant Treasurer      Assistant Treasurer

Barbara Whitman                Trustee                  Director

     The Investment Company Act of 1940, ("the Act") provides that in the event of a transfer of a controlling block of stock of the adviser of a registered investment company or series thereof, the Investment Advisory Contract with that fund is automatically terminated. A 25% block of the outstanding shares of the Adviser would normally be considered a controlling block as that term is used in the Act.

     Martin J. Whitman is a controlling person of the Adviser. His control is based upon his position as Chairman of the Board and Chief Executive Officer and an irrevocable proxy signed by his children, who own in the aggregate approximately 74% of the outstanding common stock of the Adviser (the balance of the shares being owned by Mr. Whitman and other employees of the Adviser and its affiliates). Mr. Whitman's children are Barbara Whitman whose address is the same as the Fund; James Q. Whitman, Yale Law School, 127 Wall Street, New Haven, CT 16520-8215, and Thomas I. Whitman, Swarthmore College, 500 College Avenue, Swarthmore, PA 19081. When Mr. Whitman formed the Adviser, his children purchased 75% of the outstanding shares. Each of Mr. Whitman's children currently own 24.33% of the common stock of the Adviser. As part of the initial formation of the Adviser, Mr. Whitman's children gave the right to vote their shares to him by signing an irrevocable proxy.

     Mr. Whitman now desires to revoke the proxy (which is permissible under the terms of the proxy) and return the voting rights of the shares to his children, as they are mature adults. While no change in ownership of the shares would be involved in any such revocation, management believes that transfer of the right to vote these shares constitutes an assignment under the Act. Thus, shareholders of each Fund in the Trust are being asked to approve new Investment Advisory Agreements with the Adviser to take effect upon such revocation. Mr. Whitman intends to revoke the proxy promptly after the shareholders approve the proposals and all other necessary approvals are obtained from other parties with whom the Adviser has contractual relationships, but in any event not later than March 31, 2001.

     Mr. Whitman has assured the Board that his revocation of the proxy will in no way affect his performance as Chairman and Chief Executive Officer and a Trustee of the Trust and Chairman and Chief Executive Officer and a director of the Adviser and its affiliates. He has every intention of continuing to serve the Trust and the other entities in his present capacities, and has agreed to enter into a five-year employment contract with the Adviser. Since the deemed assignment of the Present Advisory Agreements requires the approval of shareholders, the Adviser and the Trust determined to take this opportunity to revise and update the agreements to reflect current practices in the industry. No changes are proposed in the economic terms of the Investment Advisory Agreements.

     On March 27, 2000 the Board of Trustees, including the Independent Trustees, unanimously approved proposed Investment Advisory Agreements (the "Proposed Advisory Agreements"), the form of which is attached hereto as Appendix A and directed that they be submitted to the shareholders for approval at a Special Meeting of Shareholders called for that purpose. The following discussion is not complete and is subject in its entirety to the terms of the Proposed Advisory Agreements. The Proposed Advisory Agreements are identical in substance to the Present Advisory Agreements except for the date of the
Agreement, and the inclusion of liability, indemnification and notice provisions. The following paragraphs summarize these provisions.

     Paragraph 2 (d) of each Proposed Advisory Agreement states that the Adviser will give the benefit of its best judgement and effort in rendering the services described in the contract and shall not be liable for acts, omissions, or losses, except losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties.

     Paragraph 5 requires the Fund to indemnify the Adviser, its directors, officers, employees, and agents against liability arising out of the Adviser performing duties described in the Proposed Advisory Agreements, except where willful misfeasance, bad faith, gross negligence, or reckless disregard of duties is involved in the conduct of those duties. This provision is consistent with the Securities and Exchange Commission policy of indemnification provisions of mutual funds.

     Paragraph 6 makes clear that the name "Third Avenue" and any associated logo and mask are the property of the Adviser, but may continue to be used by the Fund as long as it is managed by the Adviser or receives the Adviser's consent to such use if it is no longer managed by the Adviser.

     Finally, the notice provision in Paragraph 7 simply states that the parties to the agreement must notify one another in writing at the addresses that each of them designates in writing and any such notice will be deemed to have been received on the earlier of the date it actually was received or on the fourth day after the postmark if it was mailed by first class mail.

     In evaluating the Proposed Advisory Agreements, the Board relied in part upon its experience in overseeing, on an ongoing basis, the nature, quality and extent of the Adviser's services to each Fund. The Board noted that the deemed assignment of the Present Advisory Agreements was occurring by reason of applicable definitions in the Act and that no actual changes in the management or operations of the Adviser would occur. The Board also noted Mr. Whitman's assurances as to his continued performance for the Funds, including his entrance into a five-year employment agreement with the Adviser, described above.

     With respect to the approval of the Proposed Advisory Agreements, the Board was provided with additional information prepared specially to assist it in its consideration of this issue. The Adviser had previously prepared a report evaluating the Adviser's fee and the Funds' expenses based on publicly available industry data as an aid to the Board in its deliberations. The Adviser presented its proposal to the Board of Trustees, which included the report and updated data on the funds described in it. The report compared the Funds' current expenses, advisory fee, performance and other indicators to comparable funds having similar investment approaches and objectives to the Funds.

     The Board reviewed the information and documentation provided and considered such factors as they deemed reasonably necessary. These factors included, among others, (1) the nature and quality of the advisory and non-advisory services rendered and the results achieved by the Adviser in the management of each Fund's portfolio, both on a stand-alone basis and in comparison to comparable funds; (2) the relationship of the advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the advisory fees on the Fund's expense ratio and the relationship of the Funds' pro forma expense ratios to the expense ratios of comparable mutual funds; (3) the costs borne by the Adviser in providing investment advisory and management services to the Funds; (4) the historical and anticipated profits of the Adviser in providing services to the Funds; and (5) the benefits the Adviser may have indirectly received from its relationship with the Funds, including execution of portfolio transactions for the Funds.

     In reaching its decision to approve the Proposed Advisory Agreements, the Independent Trustees noted that the Funds' historical performance under the Adviser's direction has been highly satisfactory and that the Third Avenue Value Fund's and Third Avenue Small-Cap Value Fund's historical total expense ratios had been below average. With respect to Third Avenue Real Estate Value Fund, the Independent Trustees noted that the Fund was relatively new and had not yet raised large assets, but that the Adviser's fee waivers and expense reimbursements had kept the Fund's expense ratio in line with other similar funds.

     In the event that shareholders do not approve the change of control and the Proposed Advisory Agreements, Mr. Whitman will not revoke his proxy and the Present Advisory Agreements will remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE PROPOSED ADVISORY AGREEMENTS AND THE CHANGE OF CONTROL OF THE ADVISER.


                             PRINCIPAL SHAREHOLDERS

     On March 27, 2000, to the knowledge of the management of the Funds, only the following persons beneficially owned more than 5% of the outstanding shares of the Funds designated below:

THIRD AVENUE VALUE FUND

                                               PERCENTAGE OF            NUMBER
NAME AND ADDRESS                          THIRD AVENUE VALUE FUND     OF SHARES
----------------                          -----------------------     ---------

Charles Schwab & Co. Inc.(2)
101 Montgomery Street
San Francisco, CA 94104                            41.52%             16,065,500

National Financial
Securities Corp.(3)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908                            10.67%              4,129,064

Donaldson Lufkin & Jenrette
Securitites Corporation(3)
Mutual Fund Dept. 5th Floor
P.O. Box 2052
Jersey City, NJ 07303                               8.99%              3,482,042

Bear Stearns Securities Corp(4)
One Metrotech Center North
Brooklyn, NY 11201-3859                             6.29%              2,436,138

THIRD AVENUE SMALL-CAP VALUE FUND


                                               PERCENTAGE OF
                                           THIRD AVENUE SMALL-CAP      NUMBER OF
NAME AND ADDRESS                                 VALUE FUND              SHARES
----------------                           ----------------------      ---------

Charles Schwab & Co. Inc.(2)
101 Montgomery Street
San Francisco, CA 94104                            33.60%              3,316,153

National Financial
 Securities Corp.(3)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908                            18.20%              1,795,509

Bear Stearns Securities Corp(4)
One Metrotech Center North
Brooklyn, NY 11201-3859                             8.25%                812,718

Donaldson Lufkin & Jenrette
 Securitites Corporation(3)
Mutual Fund Dept. 5th Floor
P.O. Box 2052
Jersey City, NJ 07303                               5.34%                526,184


THIRD AVENUE REAL ESTATE VALUE FUND


                                              PERCENTAGE OF
                                         THIRD AVENUE REAL ESTATE      NUMBER OF
NAME AND ADDRESS                                VALUE FUND              SHARES
----------------                           ----------------------      ---------

Bear Stearns Securities Corp(4)
One Metrotech Center North
Brooklyn, NY 11201-3859                            26.24%                304,997

Charles Schwab & Co. Inc.(2)
101 Montgomery Street
San Francisco, CA 94104                            19.69%                227,642

First Union National Bank
FBO Bernard Rotko
1525 W. WT Harris Blvd # 1151
Charlotte, NC 28262-8522                           11.52%                133,258

National Financial Securities Corp.(3)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908                            10.93%                126,356


(2) Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund, and also holds shares for the benefit of its clients.

(3) Donaldson Lufkin & Jenrette Securities Corporation and National Financial Services Corp. are broker-dealers holding shares for the benefit of their respective clients.

(4) Bear Stearns Securities Corp. is a broker-dealer holding shares for the benefit of its clients, including, at such time, clients of MJW, the Funds' affiliated broker-dealer, principal underwriter and distributor.

     The officers and Trustees of the Funds own in the aggregate 2.50% of Third Avenue Value Fund, 1.10% of Third Avenue Small-Cap Value Fund, and 9.09% of Third Avenue Real Estate Value Fund.

     Management knows of no other matters which may be brought before the Meeting. However, if any other matters come before the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their judgement on such matters.

           SHAREHOLDERS PROPOSALS FOR FUTURE MEETINGS OF SHAREHOLDERS

     Since there are no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion, shareholders wishing to submit proposals that are intended to be presented at any such future shareholder meeting, should submit the proposal(s) in writing to the Secretary of the Trust, Third Avenue Funds, 767 Third Avenue, New York, NY 10017-2023. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     Submission of proposals by shareholders does not guarantee its inclusion in a proxy statement since applicable state or federal rules apply. The Trust is not obligated to call a shareholder meeting to consider any proposal which is substantially the same as a matter voted upon by the shareholders during the preceding twelve months, unless requested by holders of a majority of all shares entitled to be voted at such meeting.

                                 By Order of the Board of Trustees,


                                          Ian M. Kirschner
                                              Secretary

Dated: April 15, 2000

EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT dated as of _________2000, between Third Avenue Trust (the "Trust"), a Delaware business trust, on behalf of its series, [Name of Fund] (the "Fund"), and EQSF Advisers, Inc. (the "Adviser"), a New York corporation.

     In consideration of the mutual promises and agreements herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, it is agreed by and between the parties hereto as follows:

     1.   IN GENERAL

     The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Trust. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Trustees of the Trust. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

     2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

     (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall
(i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; and (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Nothing contained herein shall be construed to restrict the Fund's right to hire its own employees or to contract separately with EQSF Advisers, Inc. or others to provide administrative services to the Fund, including but not limited to, the calculation of net asset value of the Fund's shares.

     (b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provisions of law;
(iii) the provisions of the Trust Instrument and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Fund's Prospectus (including its Statement of Additional Information) and (v) any policies and determinations of the Board of Trustees of the Trust.

     (c) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Fund shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowing; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses; (viii) charges of the Fund's administrator, custodian, transfer agent and other service providers; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange

Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Trust's trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund;
(xvii) expenses of redemption of shares and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this agreement, provided, however, that the foregoing shall not constitute a waiver of any rights which the Fund may have which may not be waived under applicable law.

     (e) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

     3.   PORTFOLIO TRANSACTIONS

     In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this Agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Trust's Board of Trustees in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliates, M.J. Whitman, Inc. and M.J. Whitman Senior Debt Corp.; (b) pay commissions to brokers other than its affiliates which are higher than might be charged by another qualified broker or obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliated distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

     4.   COMPENSATION OF THE ADVISER

     (a) The Fund agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser a fee computed daily and payable monthly in arrears an amount equal to 1/12 of .90% of the Fund's daily average net assets for such month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     (b) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the net asset value of the Fund's shares.

     5.   INDEMNITY

     (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgements, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust.

     (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

     The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

     6.   DURATION AND TERMINATION

     This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

     This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days written notice (which may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

     It is understood and hereby agreed that the name "Third Avenue" and any associated logo and mask are the property of the Adviser for copyright and other purposes. The Fund further agrees that the name "Third Avenue" may freely be used by the Adviser for other investment companies, entities or products. The Fund further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall promptly take all necessary and appropriate action to change its name to names which do not include the words "Third Avenue"; provided, however, that the Fund may continue to use the words "Third Avenue" if the Adviser consents in writing to such use.

     7.   NOTICES

     Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     8.   GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                                   [NAME OF FUND]



                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                   EQSF ADVISERS, INC.



                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                             PRELIMINARY COPY

                                                                           PROXY
                             THIRD AVENUE VALUE FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2000


         The undersigned, revoking all proxies heretofore given, hereby appoints Martin J. Whitman and David M. Barse and each of them, with power of substitution, to represent the undersigned and to vote all of the Fund shares of the undersigned at the Special Meeting of Shareholders to be held on May 24, 2000 at 11:00 a. m., at Four Times Square, 37th Floor, New York, NY.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, AND 4, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, AND 4. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1. To approve changing the Third Avenue Value Fund's investment restrictions so that they will be consistent with the investment restrictions of the other two funds in the Trust.

          | | FOR            | | AGAINST            | | ABSTAIN

2.   To elect ten (10)  Trustees to serve until the next special  meeting of the
     Trust,  if  any,  and  until  the  election  and   qualification  of  their
     successors.

          | | FOR all nominees listed below          | | WITHHOLD AUTHORITY
          (except as marked to the contrary below)   (to vote for all nominees
                                                     listed below)

(INSTRUCTION: To withhold authority to vote for any nominee strike a line through the nominee's name in the list below)

          Phyllis W. Beck           Marvin Moser             Martin Shubik
          Lucinda Franks            Donald Rappaport         Charles C. Walden
          Gerald Hellerman          Myron M. Sheinfeld       Barbara. Whitman
                                                             Martin J. Whitman


                              (BACK COVER OF PROXY)

                                                           PRELIMINARY COPY

3.   To  ratify  the   selection  of   PricewaterhouseCoopers   as   independent
     accountants for the Fund for the fiscal year ending October 31, 2000.

          | | FOR            | | AGAINST            | | ABSTAIN


4. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

          | | FOR            | | AGAINST            | | ABSTAIN


5. To approve a new Investment Advisory Agreement between the Fund and its current adviser, EQSF Advisers, Inc.

          | | FOR            | | AGAINST            | | ABSTAIN


NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on this card. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.


                                 DATE:_____________________, 2000



                                 --------------------------------
                                 Signature



                                 --------------------------------
                                 Signature (if held jointly)


          PLEASE VOTE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                                  Back of Proxy

                                                           PRELIMINARY COPY

                                                                          PROXY
                        THIRD AVENUE SMALL-CAP VALUE FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2000


         The undersigned, revoking all proxies heretofore given, hereby appoints Martin J. Whitman and David M. Barse and each of them, with power of substitution, to represent the undersigned and to vote all of the Fund shares of the undersigned at the Special Meeting of Shareholders to be held on May 24, 2000 at 11:00 a. m., at the offices of the Fund, 767 Third Avenue, 5th Floor, New York, NY 10017-2023.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, AND 4, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, AND 4. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1.   To elect ten (10)  Trustees to serve until the next special  meeting of the
     Trust,  if  any,  and  until  the  election  and   qualification  of  their
     successors.

          | | FOR all nominees listed below          | | WITHHOLD AUTHORITY
          (except as marked to the contrary below)   (to vote for all nominees
                                                     listed below)

(INSTRUCTION: To withhold authority to vote for any nominee strike a line through the nominee's name in the list below)

          Phyllis W. Beck           Marvin Moser            Martin Shubik
          Lucinda Franks            Donald Rappaport        Charles C. Walden
          Gerald Hellerman          Myron M. Sheinfeld      Barbara. Whitman
                                                            Martin J. Whitman


2.   To  ratify  the   selection  of   PricewaterhouseCoopers   as   independent
     accountants for the Fund for the fiscal year ending October 31, 2000.

          | | FOR            | | AGAINST            | | ABSTAIN


                              (BACK COVER OF PROXY)

                                                           PRELIMINARY COPY

3. To approve a new Investment Advisory Agreement between the Fund and its current adviser, EQSF Advisers, Inc.

          | | FOR            | | AGAINST            | | ABSTAIN


4. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

          | | FOR            | | AGAINST            | | ABSTAIN


NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on this card. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.


                                 DATE:_____________________, 2000



                                 --------------------------------
                                 Signature



                                 --------------------------------
                                 Signature (if held jointly)


          PLEASE VOTE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                                  Back of Proxy

                                                           PRELIMINARY COPY

                                                                           PROXY
                       THIRD AVENUE REAL ESTATE VALUE FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2000


         The undersigned, revoking all proxies heretofore given, hereby appoints Martin J. Whitman and David M. Barse and each of them, with power of substitution, to represent the undersigned and to vote all of the Fund shares of the undersigned at the Special Meeting of Shareholders to be held on May 24, 2000 at 11:00 a. m., at the offices of the Fund, 767 Third Avenue, 5th Floor, New York, NY 10017-2023.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, and 4, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, and 4. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1.   To elect ten (10)  Trustees to serve until the next special  meeting of the
     Trust,  if  any,  and  until  the  election  and   qualification  of  their
     successors.

          | | FOR all nominees listed below          | | WITHHOLD AUTHORITY
          (except as marked to the contrary below)   (to vote for all nominees
                                                     listed below)

(INSTRUCTION: To withhold authority to vote for any nominee strike a line through the nominee's name in the list below)

          Phyllis W. Beck         Marvin Moser               Martin Shubik
          Lucinda Franks          Donald Rappaport           Charles C. Walden
          Gerald Hellerman        Myron M. Sheinfeld         Barbara. Whitman
                                                             Martin J. Whitman


2.   To  ratify  the   selection  of   PricewaterhouseCoopers   as   independent
     accountants for the Fund for the fiscal year ending October 31, 2000.

          | | FOR            | | AGAINST            | | ABSTAIN

                              (BACK COVER OF PROXY)

                                                           PRELIMINARY COPY

3. To approve a new Investment Advisory Agreement between the Fund and its current adviser, EQSF Advisers, Inc.

          | | FOR            | | AGAINST            | | ABSTAIN


4. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

          | | FOR            | | AGAINST            | | ABSTAIN


NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on this card. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.


                                 DATE:_____________________, 2000



                                 --------------------------------
                                 Signature



                                 --------------------------------
                                 Signature (if held jointly)


          PLEASE VOTE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                                  Back of Proxy